Exhibit 99.1

Jamba Juice A Healthy Business Opportunity

Safe Harbor Statement This presentation (including information incorporated or deemed incorporated by reference herein) contains “forward - looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 . Forward - looking statements are those involving future events and future results that are based on current expectations, estimates, forecasts, and projections as well as the current beliefs and assumptions of our management . Words such as “outlook”, “believes”, “expects”, “appears”, “may”, “will”, “should”, “anticipates”, or the negative thereof or comparable terminology, are intended to identify such forward looking statements and includes statements made under the 2015 outlook statements . Any statement that is not a historical fact, including estimates, projections, future trends and the outcome of events that have not yet occurred, is a forward - looking statement . Forward - looking statements are only predictions and are subject to risks, uncertainties and assumptions that are difficult to predict . Therefore actual results may differ materially and adversely from those expressed in any forward - looking statements . Factors that might cause or contribute to such differences include, but are not limited to, those discussed under the section entitled “Risk Factors” in our reports filed with the SEC . Many of such factors relate to events and circumstances that are beyond our control . You should not place undue reliance on forward - looking statements . 2

• Founded in 1990, Jamba is a leading healthy, active lifestyle company offering a variety of better - for - you specialty beverages and foods: - The #1 retailer of freshly - squeezed, made - to - order juice - The smoothie brand leader with 100 million annual visits to 862 Jamba stores - High brand awareness consumer affinity - #3 Top - of - mind healthy food and beverage brand - Over 1.8 million Jamba Facebook fans - Approaching 2 million Jamba Insider loyalty members 3 Jamba - A Leading Health and Wellness Brand

Our Mission: Inspire & Simplify Healthy Living 4

Long - term Prospects Driven by Product Innovation Juices, Smoothies and Bowls 5 Made - to - Order and Ready - to - Drink Juices Whole Food Nutrition Smoothies Energy Bowls Steel Cut Oatmeal

Our Products 6

7 Jamba is on Accelerated Growth Plan • Expecting to open 70 – 100 stores annually • Improved brand building and product innovation • Cutting - edge t echnology to heighten consumer l oyalty • Robust global growth plan fueled by an accelerated development plan, refranchising and new store formats • Superior supply chain optimization • O ngoing cost and productivity savings

8 Jamba Franchising Proposition • Strong brand positioning / differentiation – riding the tailwinds of consumer trend toward healthy food and beverages • Attractive unit economics • Low investment costs • Strong SSS / AUV and improving • A company on an accelerating growth trajectory

9 Strong Brand Equity • Brand Personality – D ifferentiated marketing that breaks t hrough the clutter • Menu Relevance – Always new – always great tasting - always “Better - for You”! • Refreshed Image – E nsuring brand relevance • Environment – An environment that showcases hand - crafted, made - to - order healthy food and beverages

Strong and Improving SSS and AUVs across System 10 Key Statistics # Stores 806 System Revenues $500+ MM AVG AUV $ 645,000 Avg Check $7.00 AUV Details – Specified Traditional Stores West East Top 10% $1,103,464 $ 864,247 Top 25% $ 972,216 $ 702,642 - 2.1% 3.7% 5.1% - 0.1% 2.7% -4.0% -2.0% 0.0% 2.0% 4.0% 6.0% 2010 2011 2012 2013 2014 Same Store Sales Growth 592 609 608 616 645 560 580 600 620 640 660 2010 2011 2012 2013 2014 Average AUVs In Thousands

Attractive Economics for Franchisees 11 Unit Economics – P&L* Cost of Sales 25.76 % Labor Costs 30.24% Store Cash Flow Margin 16.03% Franchise Terms ** *2014 FDD – Average Net Sales and Certain Expenses **Traditional and Mall based non traditional Stores ***Traditional stores across all geographical locations • Franchise Fee: $ 25K • Royalty: 5.5 – 6% • Marketing: up to 4% Avg. AUV - $645,000*** Avg. Targeted Investment: $225,000 Avg. AUV / Investment Ratio: 2.90 Avg. Invest / Cash Flow: 26 months

Low and Declining Upfront Investment Average Investment $425K 2007 Average Investment $275K 2014 Target Investment $225K 2015 12

Model For Growth – Market Selection 13 Size and Quality Cost of Doing Business Ease of Doing Business Overall Propensity for QSR QSR Penetration Other Qualitative Factors PRIORITY MARKETS

Strong Domestic Footprint Jamba has 806 domestic stores* : • 543 Franchise stores • 263 Company stores TX ( 0/38) OK (0/8) MN ( 0/7) IL (21/6) WI ( 0/3) FL NC ( 0/5) PA ( 0/4) NY ( 10/8) MA ( 0/2) NJ ( 1/8) IN (1/2) OH ( 0/5) LA ( 0/4) CT ( 0/3) MD ( 0/4) = 0 stores > 20 stores < 20 stores > 50 stores MO (0/7) VA (0/3) DC ( 0/3) GA ( 0/2) (0/21) TN (0/2) OR ( 0/22) NV ( 0/16) ID ( 0/8) CO ( 0/24) AZ ( 0/33) CA ( 230/167) UT ( 0/23) WA ( 0/32) HI ( 0/34) 14 * As of 12/31/2014

Opportunity to More Than Double • 840 potential trade areas • Focus on areas with high brand awareness and high category sales • Significant opportunity in Southeast and Major Metro areas TX (31) OK (17) MN (6) IL (25) WI (9) NC (26) PA (27) NY (65) MA (25) NJ (29) IN (6) OH (14) LA (3) CT (13) MD (27) = 0 stores > 20 stores < 20 stores > 50 stores MO (9) VA (35) DC (6) GA (25) DE (3) (69) TN (11) RI (5) AL (4) AR (2) IA (5) KS (10) ME (1) M I (29) MS (20) NE (4) NH (2) SC (9) WV (5) ND (1) SD (4) VT (1) KY (4) FL WA (22) OR (20) ID ( 0/8) NV (8) UT (11) CO (22) CA (191) AZ (18) MT (3) NM (4) 15 Jamba’s franchisee recruiting and development program will kick - start our growth in underpenetrated geographies

Domestic Growth Potential GA 13 MI 12 MO 15 OH 20 TN 5 KY 4 LA 3 SC 3 AL 3 NM 3 1,200 300 2,000 Traditional Stores Airports Total Malls 400 100 Colleges & Other Traditional/Mall Non - traditional 16 Full Menu and Small Formats

Continued International Expansion Current Footprint 868 Stores Globally 806 Domestic Locations: • 545 Franchise /Stations • 263 Company 62 International Locations: • 28 South Korea • 15 Canada • 16 Philippines • 2 Mexico • 1 Middle East Six Agreements across 11 countries; 500+ pipeline 17 As of 12/31/2014

Model for Growth – Partner Selection 18 Cultural Fit Access to Capital Previous QSR/Retail Experience People Capabilities Real Estate Expertise Supply Chain & Distribution Marketing Support & Expertise

Flexible Formats Kiosk (180 – 230 sq. ft. + storage) Flex Format (200 – 800 sq. ft.) Large Format (800 – 1,400 sq. ft.) Drive Thru 19

Example of International Stores Mexico UAE Manila, Philippines Seoul Korea 20

21 What M akes J amba Unique • Industry leader in juice and smoothie categories – # 1 Smoothie Company – Leading retailer of freshly - squeezed juice • Leverages global trends revolving around healthy and active lifestyle • Flexible formats and attractive investor returns • Offering relevant across all day parts • Leading edge product innovation • Strategic partnerships (Healthy Living Council, Spokespersons, IT partnerships, etc.)

22 What Jamba Franchisee’s Think • "Jamba Juice is a healthy, fun brand with great, Good For You products that has allowed our company to expand with a second brand with great margins and ROI ". Daljit Hundal, owner since 2010, ten locations in UT and CA • "Jamba is a great brand that is on the forefront of the health movement. The company brings great products and continues to challenge costs to help franchisee profitability." Dave Peacock, owner since 2013, five locations in MO • “ I love this brand! There are very few brands that offer four strong day parts. Breakfast, lunch, dinner, and snack occasions. Did I mention it is also a great treat. Jamba offers healthy products on the go that taste wonderful too. With all talk about childhood obesity and the push to keep people active and moving, we are set up for a successful future.” Steve Foltz, proud owner since 1998, 19 locations in OR

23 Why J amba vs. Other Concepts • A n iconic, differentiated brand, uniquely positioned to support today’s health - conscious consumer • Healthy pipeline of innovative, functional products • Attractive unit economics • Low investment costs; strong AUV and improving • Accelerated global and domestic growth • Flexible formats • Leadership team highly focused on franchisee profitability

24 Jamba Juice Contacts For Domestic i nformation: Carrie Sams Sr. Director, National Development csams@jambajuice.com 510 - 596 - 0267 For International franchising information: Enrique Kaufer Director, International Business Development ekaufer@jambajuice.com 510 - 596 - 0271